GLOBAL PARTNERS
INCOME FUND INC.


SEMI-ANNUAL REPORT
FEBRUARY 27, 1998



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005



-------------------
     BULK RATE
   U.S. POSTAGE
       PAID
 STATEN ISLAND, NY
    PERMIT No.
       169
-------------------

GLOBAL             PARTNERS             INCOME             FUND             INC.

April 24, 1998
To Our Shareholders:

We are pleased to provide this semi-annual report for the Global Partners Income Fund Inc. (the 'Fund') for the six months ended February 27, 1998. Included are market commentary, a statement of the Fund's investments as of February 27, 1998 and financial statements for the six-month period ended February 27, 1998.

During the six months ended February 27, 1998, the net asset value for the Fund decreased from $16.18 per share to $15.00 per share as of February 27, 1998. Dividends totaling $1.72875 per share were paid during this period. This total represents $0.90375 and $0.825 per share from net investment income and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended February 27, 1998 was 3.94%. During the same period, the Salomon Brothers Brady Bond Index and the Salomon Brothers High-Yield Market Index returned 4.03% and 7.24%, respectively.

On February 27, 1998, the Fund, as a percentage of total investments, was approximately 51% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in U.S. high-yield securities and short-term investments.

EMERGING MARKET DEBT SECURITIES

The emerging debt markets, despite the Asian crisis in October, rallied during the six months ended February 27, 1998.

There has been significant volatility in the market due to the instability in other markets around the world, most notably in the Asian stock and currency markets. The stripped spread on the J.P. Morgan Emerging Markets Bond Index reached a peak of 334 basis points over U.S. Treasuries just prior to the sell-off on October 22nd, and ended the month with a spread of 606 basis points. While this spread widening and bond market decline was meaningful, it fails to capture the volatility experienced in the market over the final nine days of October when the spread on the J.P. Morgan Index gyrated between the mid-400 basis point range and the low-800 basis point range.

When the crisis started to take shape, we reduced the Fund's exposure to the market in anticipation of increased volatility. Towards the end of the month of October and into November, most of the Asian countries began to take steps to combat the weakness in their currencies: Korea exchanged over US$20 billion in maturing short-term debt for longer-term bonds and subscribed to an International Monetary Fund ('IMF') reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed its commitment to maintaining Hong Kong's U.S. dollar currency peg. While we believed, at that point, that the market risks in Asia had not disappeared, we began to become more confident in global emerging market bond prospects and began to increase our exposure to the market. Our increased exposure was concentrated in those countries that had solid fundamentals and that were not excessively reliant on the international capital markets that were sold off in sympathy with Asia. Mexico and Venezuela were two such countries.

LATIN AMERICA

Brady bond exchanges in three Latin American countries dominated the market's focus. More than US$8 billion of outstanding Bradys were retired in exchange for nearly US$7 billion in global bonds.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Investors tendered collateralized Brady bonds to each country in return for uncollateralized global bonds. The Brady market, which provided a resolution to the 1980s' debt crisis in Latin America and several non-Latin countries, has become less necessary in today's marketplace. The former default countries have greatly improved their creditworthiness.

Argentina. The Argentine cabinet approved a tax reform package that reduces the value-added tax ('VAT') to 10.5% from 21% for basic food items, and raises the top corporate tax rate to 35% from 33%. Additional features include: an extension of the VAT to advertising, cable television and private health; a 10% cut in employers' social security contributions; a tax on companies issuing private bonds; and higher beverage and tobacco taxes. The IMF issued mixed comments on Argentina, praising the country for having successfully withstood the Asian storm but expressing concerns on the deteriorating external position. The IMF urged Argentina to further diversify its export base instead of relying on its import tariffs.

Brazil. Brazilian policy makers' Asian crisis management capabilities were impressive as Brazil took several steps to defend its currency, the real, from attack. First, they doubled interest rates, draining liquidity from the system, and second, President Cardoso proposed, and then passed, a series of fiscal measures designed to lend credibility to Brazil's monetary policy and improve the current account deficit. These steps were implemented over a very short time frame and despite significant political consequences. Finally, Brazil made significant advances on the structural reform agenda, including pushing forward with their privatization plan. While the crisis in Asia leaves prospects for another year of significant economic growth in doubt, they remove uncertainty surrounding the political commitment to stabilization and reform.

Colombia. The Clinton administration released the list of countries that it does not consider being partners in its fight against drugs. Although the Colombian government was not, in essence, 'certified', economic sanctions were lifted (via a 'national interest waiver'), to allow for continued cooperation between the U.S. and Colombian governments.

Ecuador. Despite Ecuador's relative outperformance in November, the country continues to be unimpressive in its ability to institute reform measures. Specifically, the government delayed the auction of a 35% stake in state-owned telephone company EMETEL.

Mexico. Mexico's executive branch submitted a 1998 budget proposal to Congress calling for no tax cuts and a fiscal deficit equivalent to 1.25% of GDP. Subsequently, opposition legislators stated that they will push for tax cuts and increases in public spending, while at the same time maintaining the fiscal deficit at or below 1.5% of GDP. In addition, open unemployment figures were released, showing a jobless rate of 3.6% in January -- the rate for December was 2.8%.

Panama. Panama retired US$600 million of outstanding Brady debt and simultaneously issued a 30-year global bond. It also sold US$100 million of the global bond for cash. The exchange allowed Panama to improve its debt structure and offer investors a long duration pure sovereign risk security. The exchange also enabled the country to realize some savings.

Peru. S&P gave Peru a BB rating on its long-term foreign currency deposits with a stable outlook. The agency views the rating as supported by successful structural reforms implemented over the past seven years as well as cautious fiscal management. Shortly after the issuance of S&P's rating, Moody's updated the outlook for Peru from stable to positive, citing conservative fiscal and monetary policies and widespread structural reforms as evidence for improved growth prospects.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Venezuela. Venezuela is less reliant upon the international capital markets than the majority of Latin American countries due in large part to its enormous oil reserves. The country enjoys a current account surplus of 7% of GDP and the government has no need to resort to external financing in 1998. As a result, it was our contention that Venezuela would be somewhat insulated from the market volatility that was expected to exist going forward. Additionally with regard to Venezuela, Congress approved the privatization plan of the aluminum sector, which the government hopes will bring in US$2 billion from the sale of a 70% stake in four aluminum companies. In the face of slumping oil prices, privatization proceeds will be the saving grace for the government's finances for 1998.

EASTERN EUROPE

Bulgaria. Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a credit board. Additionally, the IMF approved the fourth tranche of a US$510 million standby loan. The upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador.

Russia. Following the Asian crisis, Russia was one of the most scrutinized and volatile credits as its currency, the ruble, is pegged to the U.S. dollar and investors feared it would be forced to devalue. In addition, the deterioration of Russia's fiscal accounts as a result of the capital flight and a deterioration in the price of oil which is a major export, caused S&P to lower its outlook for Russia's long-term foreign debt to negative from stable, while maintaining the rating at BB-. On a positive note, negotiations between the Russian government and the IMF are continuing with regard to the release of the next tranche of its Extended Fund Facility loan which began in 1996 to help Russia face problems surrounding its implementation of reforms.

U.S. HIGH-YIELD SECURITIES

Although the economy was expected to slow as a result of the fourth quarter Asian crisis, corporate earnings and credit quality were generally very good and supported spread tightening during the six months ended February 27, 1998. The market was initially down during late October, as Asian markets tumbled. However, few bonds traded and the market recovered almost completely in a few short weeks. The market's firmness appeared to be due to several factors, including: 1) a high level of cash in the market, 2) a strong rally in the U.S. Treasury market and 3) a belief that the economy will slow, but no recession will materialize, keeping fundamental credit quality fairly healthy.

The U.S. high-yield market's healthy increase was fueled by strong demand from both retail and institutional buyers. High-yield mutual funds were aggressive buyers, as they experienced record inflows during the period. Collateralized Bond Obligations (CBOs), insurance companies, pension funds, and other institutional buyers have also been active participants.

Technology, utilities, gaming, and telecommunications were the outperforming industries during the six months ended February 27, 1998. Consumer cyclicals, basic industries and manufacturing lagged during the same period, as investors feared an economic slowdown would negatively affect the earnings outlook of companies in these major industry classifications. Also included in the list of underperformers was energy, which lagged due to the significant decline in oil prices during the period.

GLOBAL             PARTNERS             INCOME             FUND             INC.

ANNUAL SHAREHOLDERS AND SPECIAL MEETINGS

The Fund held a special meeting on October 14, 1997 and its annual shareholders meeting on January 15, 1998. At the special meeting on October 14, 1997, shareholders approved a new investment management agreement between Value Advisors LLC ('Value Advisors') and the Fund and a new investment advisory and administration agreement among Value Advisors, Salomon Brothers Asset Management Inc ('SBAM') and the Fund. The new agreement took effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. At the annual meeting on January 15, 1998, shareholders approved a new investment advisory and administration agreement among Value Advisors, SBAM and the Fund, elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matters voted on at the meetings:

     OCTOBER 14, 1997

     1. Approval of a new investment management agreement between Value Advisors and the Fund.

 VOTES FOR         VOTES AGAINST         VOTES ABSTAINED          UNVOTED
-----------        -------------         ---------------         ---------
11,520,553            156,517                299,144             1,682,832

     2. Approval of a new investment advisory and administration agreement among Value Advisors, SBAM and the Fund.

 VOTES FOR         VOTES AGAINST         VOTES ABSTAINED         UNVOTED
-----------        -------------         ---------------         -------
 13,213,086           165,729                280,223                8

     JANUARY 15, 1998

     1. Approval of a new investment advisory and administration agreement among Value Advisors, SBAM and the Fund.

 VOTES FOR         VOTES AGAINST         VOTES ABSTAINED         UNVOTED
-----------        -------------         ---------------         -------
 13,045,341           112,446                260,349             232,266

     2. Election of directors.

      NOMINEES          VOTES FOR      VOTES WITHHELD
--------------------    ----------     --------------
Michael S. Hyland*      13,547,023         103,379
Jeswald W. Salacuse     13,533,365         117,037
William D. Cvengros     13,544,501         105,901

     * Mr. Hyland subsequently resigned from the Board of Directors.

     3. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund.

 VOTES FOR         VOTES AGAINST         VOTES ABSTAINED         UNVOTED
-----------        -------------         ---------------         -------
 13,422,569            52,736                175,095                2

GLOBAL             PARTNERS             INCOME             FUND             INC.

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. Should you require specific information regarding your Global Partners Income Fund Inc. stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

                                 Cordially,

WILLIAM D. CVENGROS                                    HEATH B. MCLENDON

William D. Cvengros                                    Heath B. McLendon
Co-Chairman of the Board                               Co-Chairman of the Board

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments
February 27, 1998 (unaudited)

PRINCIPAL
 AMOUNT                                                                                              VALUE
 (000)           Corporate Bonds  -- 66.5%                                                          (NOTE 2)
-----------------------------------------------------------------------------------------------------------

                 Basic Industries  -- 5.7%

$    1,500       APP International Finance, 11.75%, 10/01/05(C)................................   $  1,350,000

     2,000       Berry Plastics, 12.25%, 4/15/04(C)............................................      2,210,000

     1,000       Envirosource Inc., 9.75%, 6/15/03(C)..........................................      1,025,000

       500       Envirosource Inc., 9.75%, 6/15/03(C)(W).......................................        512,500

     1,000       Glencore Nickel, 9.00%, 12/01/14(W)...........................................        985,000

     1,000       Printpack Inc., 10.625%, 8/15/06(C)...........................................      1,072,500

     2,000       Radnor Holdings, 10.00%, 12/01/03.............................................      2,110,000

 2,000,000 Units Stone Container Corp., 12.25%, 4/01/02@.......................................      2,042,500

     1,000       Tekni-Plex Inc., 11.25%, 4/01/07..............................................      1,115,000
                                                                                                  ------------
                                                                                                    12,422,500
                                                                                                  ------------
                 Consumer Cyclicals  -- 3.1%

     2,000       Cole National Group, 8.625%, 8/15/07..........................................      2,030,000

     2,000       Collins & Aikman, 10.00%, 1/15/07(C)..........................................      2,080,000

     1,500       HMH Properties Inc., 8.875%, 7/15/07..........................................      1,578,750

     1,000       Synthetic Industries, 9.25%, 2/15/07(C).......................................      1,055,000
                                                                                                  ------------

                                                                                                     6,743,750
                                                                                                  ------------
                 Consumer Non-Cyclicals  -- 15.5%

     1,500       Ameristar Casinos Inc., 10.50%, 8/01/04(C)....................................      1,582,500

     2,000       B&G Foods Inc., 9.625%, 8/01/07(C)(W).........................................      2,058,750

     2,000       Carr-Gottstein Foods Co., 12.00%, 11/15/05(C).................................      2,230,000

     2,000       CFP Holdings Inc., 11.625%, 1/15/04(C)........................................      1,985,000

     1,000       Dade International Inc., 11.125%, 5/01/06(C)..................................      1,120,000

     1,000       Doane Products Company, 10.625%, 3/01/06(C)...................................      1,100,000

     1,000       Genesis Eldercare, 9.00%, 8/01/07(W)..........................................      1,025,000

     2,250       Hines Horticulture, 11.75%, 10/15/05(C).......................................      2,497,500

     1,500       Horseshoe Gaming, 9.375%, 6/15/07.............................................      1,612,500

     1,000       Imperial Holly Corp., 9.75%, 12/15/07(W)......................................      1,030,000

     1,500       Integrated Health Services, 9.25%, 1/15/08....................................      1,563,750

     1,900       North Atlantic Trading, 11.00%, 6/15/04.......................................      1,995,000

     1,500       Plastic Specialty, 11.25%, 12/01/03(C)........................................      1,620,000

     1,000       Pueblo XTRA International, 9.50%, 8/01/03.....................................        940,000

     1,000       Pueblo XTRA International, Series C, 9.50%, 8/01/03...........................        937,500

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

 PRINCIPAL
  AMOUNT                                                                                              VALUE
  (000)          Corporate Bonds (continued)                                                         (NOTE 2)
--------------------------------------------------------------------------------------------------------------
                 Consumer Non-Cyclicals  -- 15.5% (concluded)
$    1,298       Rayovac Corp., 10.25%, 11/01/06(C)............................................   $  1,434,290

     3,000       Revlon Worldwide, Zero Coupon, 3/15/01(C).....................................      2,212,500

     1,500       Riddell Sports Inc., 10.50%, 7/15/07..........................................      1,590,000

       900       SC International Services, 9.25%, 9/01/07(C)..................................        945,000

     1,000       Selmer Co. Inc., 11.00%, 5/15/05(C)...........................................      1,090,000

     1,000       Shop Vac Corp., 10.625%, 9/01/03(C)...........................................      1,095,000

     1,550       Stroh Brewery, 11.10%, 7/01/06(C).............................................      1,170,250

       946       Waterford Gaming LLC, 12.75%, 11/15/03........................................      1,050,060
                                                                                                  ------------
                                                                                                    33,884,600
                                                                                                  ------------
                 Energy  -- 8.2%

     1,000       Belco Oil & Gas, Series B, 8.875%, 9/15/07(C).................................      1,025,000

     2,000       Cliffs Drilling, 10.25%, 5/15/03(C)...........................................      2,160,000

     1,000       Dailey International Inc., 9.50%, 2/15/08(W)..................................      1,000,000

     1,500       Hvide Marine Inc., 8.375%, 2/15/08(W).........................................      1,477,500

     1,000       KCS Energy Inc., 11.00%, 1/15/03..............................................      1,102,500

     1,000       Magnum Hunter, 10.00%, 6/01/07................................................        990,000

     2,000       National Energy Group, 10.75%, 11/01/06.......................................      2,060,000

     2,000       Parker Drilling Corp., 9.75%, 11/15/06(C).....................................      2,160,000

     1,500       Snyder Oil Corp., 8.75%, 6/15/07..............................................      1,515,000

       500       TransAmerican Energy, 11.50%, 6/15/02.........................................        506,875

     2,000       TransAmerican Energy, Zero Coupon until 6/15/99 (13.00% thereafter),
                   6/15/02.....................................................................      1,680,000

     2,000       United Refining, 10.75%, 6/15/07..............................................      2,130,000
                                                                                                  ------------
                                                                                                    17,806,875
                                                                                                  ------------
                 Financial  -- 2.5%

     1,000       Airplanes Pass Through Trust, 10.875%, 3/15/19(C).............................      1,125,000

     1,500 Units DTI Holdings Inc., Zero Coupon until 3/01/03 (12.50% thereafter), 3/01/08(D)..        813,750

     2,000       Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.70%, 3/15/23(W).......      1,990,000

     1,500       Williams Scotsman Inc., 9.875%, 6/01/07.......................................      1,575,000
                                                                                                  ------------
                                                                                                     5,503,750
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

PRINCIPAL
 AMOUNT                                                                                         VALUE
 (000)       Corporate Bonds (continued)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Industrial/Manufacturing  -- 10.0%

$    1,000   Alvey Systems Inc., 11.375%, 1/31/03(C).......................................   $  1,072,500

     1,500   Axiohm Transaction Solution, 9.75%, 10/01/07(C)(W)............................      1,533,750

     1,250   Burke Industries Inc., 10.00%, 8/15/07(C).....................................      1,337,500

     1,500   Clark-Schwebel Inc., 10.50%, 4/15/06(C).......................................      1,650,000

     2,000   Foamex L.P., 9.875%, 6/15/07..................................................      2,062,500

     1,000   Glasstech Inc., 12.75%, 7/01/04...............................................      1,002,500

     1,900   High Voltage Engineering, 10.50%, 8/15/04.....................................      2,018,750

     1,000   Insilco Corp., 10.25%, 8/15/07................................................      1,060,000

     1,000   Jordan Industries, 10.375%, 8/01/07(C)........................................      1,027,500

     1,000   Jordan Telecom Products, Zero Coupon until 8/01/00 (11.75% thereafter),
               8/01/07.....................................................................        855,000

     2,000   L-3 Comms Corp., 10.375%, 5/01/07.............................................      2,215,000

     2,000   Navistar International, 8.00%, 2/01/08(W).....................................      2,020,000

     1,334   Terex Corp., 13.25%, 5/15/02(C)...............................................      1,547,440

       500   Venture Holdings Trust, 9.50%, 7/01/05........................................        520,000

     1,885   Venture Holdings Trust, 9.75%, 4/01/04........................................      1,932,125
                                                                                              ------------
                                                                                                21,854,565
                                                                                              ------------
             Media/Telecommunications  -- 13.9%

     1,250   Adelphia Communications, 9.875%, 3/01/07(C)...................................      1,359,375

     1,500   American Media Operations, Inc., 11.625%, 11/15/04(C).........................      1,635,000

       750   Big Flower Press, 8.875%, 7/01/07(C)(W).......................................        772,500

     2,000   Cablevision Systems Corp., 10.50%, 5/15/16(C).................................      2,320,000

     4,000   Century Communications, Zero Coupon, 1/15/08(W)...............................      1,700,000

     1,050   Diamond Cable Co., Zero Coupon until 12/15/00 (11.75% thereafter),
               12/15/05(C).................................................................        803,250

     1,500   Garden State Newspapers, 8.75%, 10/01/09(C)(W)................................      1,552,500

     2,000   Granite Broadcasting, 10.375%, 5/15/05(C).....................................      2,155,000

     6,000   Hollinger Inc., Convertible Bond, Zero Coupon, 10/05/13.......................      2,332,500

     1,750   ICG Holding Inc., Zero Coupon until 9/15/00 (13.50% thereafter), 9/15/05(C)...      1,452,500

     2,000   Intermedia Communications of Florida, Zero Coupon until 5/15/01 (12.50%
               thereafter), 5/15/06........................................................      1,615,000

     2,000   Lin Television Corp., 8.375%, 3/01/08(W)......................................      1,990,000

     3,500   Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter), 12/15/05(C)..      3,123,750

     1,500   Nextel Communications, Zero Coupon until 2/15/99 (9.75% thereafter),
               8/15/04.....................................................................      1,432,500

       750   Nextel Communications, Zero Coupon until 2/15/03 (9.95% thereafter),
               2/15/08(W)..................................................................        461,250

     2,500   NTL Inc., Zero Coupon until 2/01/01 (11.50% thereafter), 2/01/06..............      2,000,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

PRINCIPAL
 AMOUNT                                                                                              VALUE
 (000)           Corporate Bonds (concluded)                                                        (NOTE 2)
--------------------------------------------------------------------------------------------------------------
                 Media/Telecommunications  -- 13.9% (concluded)
$    2,000       Rogers Communications, 8.875%, 7/15/07(C).....................................   $  2,010,000

     1,500       SFX Broadcasting, 10.75%, 5/15/06(C)..........................................      1,680,000
                                                                                                  ------------
                                                                                                    30,395,125
                                                                                                  ------------
                 Services/Other  -- 3.2%

     2,200       Allied Waste Industries, Zero Coupon until 6/01/02 (11.30% thereafter),
                   6/01/07(C)..................................................................      1,606,000

     2,000       Borg-Warner Security Corp., 9.125%, 5/01/03(C)................................      2,030,000

     1,000       Dyncorp Inc., 9.50%, 3/01/07(C)...............................................      1,020,000

     1,000       Intertek Finance PLC, 10.25%, 11/01/06........................................      1,050,000

     1,000       Norcal Waste Systems, 13.50%, 11/15/05........................................      1,165,000
                                                                                                  ------------
                                                                                                     6,871,000
                                                                                                  ------------
                 Technology/Electronics  -- 1.6%

       900       Amphenol Corp., 9.875%, 5/15/07(C)............................................        963,000

       900 Units DecisionOne Corp., Zero Coupon until 8/01/02 (11.50% thereafter), 8/01/08(P)..        553,500

     2,000       Unisys Corp., 7.875%, 4/01/08.................................................      2,010,000
                                                                                                  ------------
                                                                                                     3,526,500
                                                                                                  ------------
                 Transportation  -- 1.5%

     1,000       Atlantic Express, 10.75%, 2/01/04(C)..........................................      1,085,000

     2,000       TFM Sa De Cv, Zero Coupon until 6/15/02 (11.75% thereafter), 6/15/09(W).......      1,285,000

       750       TFM Sa De Cv, 10.25%, 6/15/07(W)..............................................        781,875
                                                                                                  ------------
                                                                                                     3,151,875
                                                                                                  ------------
                 Utilities  -- 1.3%

     1,000       AES China Generating Co., 10.125%, 12/15/06(C)................................        935,000

     1,250       AES Corp., 10.25%, 7/15/06(C).................................................      1,381,250

       500       Companhia Energetica De Sao Paul, 9.125% until 6/26/02 (9.625% thereafter),
                   6/26/07(W)..................................................................        486,875
                                                                                                  ------------
                                                                                                     2,803,125
                                                                                                  ------------

                 Total Corporate Bonds (cost $138,366,198).....................................    144,963,665
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

PRINCIPAL
 AMOUNT                                                                                          VALUE
 (000)       Sovereign Bonds  -- 52.1%                                                          (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Argentina  -- 11.8%

$    2,682   Republic of Argentina, BOCON Pre 2, 5.61458%, 4/01/01*........................   $  2,489,789

     9,750   Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02.......................      9,530,625

     8,640   Republic of Argentina, FRB, Series L, 6.6875%, 3/31/05*,(C)...................      7,873,200

     3,400   Republic of Argentina, Global Bond, 11.00%, 10/09/06(C).......................      3,816,500

     2,500   Republic of Argentina, Par Bond, Series L-GP, 5.50%, 3/31/23*,(C).............      1,900,000
                                                                                              ------------
                                                                                                25,610,114
                                                                                              ------------
             Brazil  -- 8.1%

     8,687   Federal Republic of Brazil, C Bond, 8.00%, 4/15/14(C)(X)......................      7,046,971

     4,000   Federal Republic of Brazil, Global Bond, 10.125%, 5/15/27(C)..................      3,891,000

     8,250   Federal Republic of Brazil, NMB, Series L, 6.75%, 4/15/09*,(C)................      6,780,469
                                                                                              ------------
                                                                                                17,718,440
                                                                                              ------------
             Bulgaria  -- 1.4%

       500   Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*........................        324,063

     3,500   Republic of Bulgaria, IAB, 6.5625%, 7/28/11*,(C)..............................      2,688,438
                                                                                              ------------
                                                                                                 3,012,501
                                                                                              ------------
             Costa Rica  -- 6.1%
     7,000   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10##........................      6,160,000
     8,500   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15##........................      7,055,000
                                                                                              ------------
                                                                                                13,215,000
                                                                                              ------------
             Ecuador  -- 2.4%
     7,999   Republic of Ecuador, PDI Bond, 6.625%, 2/27/15*,(C)(X)........................      5,131,844
                                                                                              ------------
             Ivory Coast  -- 0.3%
     2,000   Ivory Coast, FLIRB*,#.........................................................        690,630
                                                                                              ------------
             Mexico  -- 2.8%
     5,000   United Mexican States, Global Bond, 11.50%, 5/15/26...........................      6,127,500
                                                                                              ------------
             Panama  -- 4.8%
     5,980   Republic of Panama, Global Bond, 8.875%, 9/30/27(C)...........................      5,897,775
     4,000   Republic of Panama, IRB, 3.75%, 7/17/14*......................................      3,130,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

PRINCIPAL
  AMOUNT                                                                                         VALUE
  (000)      Sovereign Bonds (concluded)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Panama  -- 4.8% (concluded)
$    1,844   Republic of Panama, PDI Bond, 6.5625%, 7/17/16*,(X)...........................   $  1,523,612
                                                                                              ------------
                                                                                                10,551,387
                                                                                              ------------
             Peru  -- 2.6%
     9,500   Republic of Peru, FLIRB, 3.25%, 3/07/17*,(C)..................................      5,747,500
                                                                                              ------------
             Poland  -- 1.2%
     3,000   Republic of Poland, PDI Bond, 4.00%, 10/27/14*,(C)............................      2,675,625
                                                                                              ------------
             Russia  -- 3.4%
     3,100   Russia, Global Bond, 10.00%, 6/26/07..........................................      2,872,344
     6,617   Russia, IAN, 6.71875%, 12/15/15*,(w)..........................................      4,541,101
                                                                                              ------------
                                                                                                 7,413,445
                                                                                              ------------
             Venezuela  -- 7.2%
    17,619   Republic of Venezuela, DCB Trust, Series DL, 6.8125%, 12/18/07*,(C)...........     15,758,036
                                                                                              ------------
             Total Sovereign Bonds (cost $106,851,477).....................................    113,652,022
                                                                                              ------------
             Loan Participations  -- 13.8%
----------------------------------------------------------------------------------------------------------
             Kingdom of Morocco, Tranche B, 6.65625%, 1/01/04* (Morgan Guaranty Trust
               Company of New York, Morgan Stanley Emerging Markets Inc.)(T)...............     20,022,350
    21,882
             Russia, Principal Loan, 6.71875%, 12/15/20* (Chase Manhattan, Bank of America,
               ING Securities, Union Bank of Switzerland)(T)(Y)............................      8,125,394
    13,675
             The People's Democratic Republic of Algeria, Tranche A, 7.00%, 9/04/06* (Chase
     2,300     Manhattan)(T)...............................................................      1,913,312
                                                                                              ------------

             Total Loan Participations (cost $30,148,445)..................................     30,061,056
                                                                                              ------------
             Preferred Stock  -- 0.4%
----------------------------------------------------------------------------------------------------------
 1,000,000   APP Finance (II) Mauritius Limited, Series A, 12.00%* (cost $1,000,000).......        760,000
    shares                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------------------
Statement of Investments  (continued)
February 27, 1998 (unaudited)

                                                                                                 VALUE
             Warrants & Rights(a)  -- 0.1%                                                      (NOTE 2)
----------------------------------------------------------------------------------------------------------
     1,000   Glasstech Inc. (Exercise Price of $.01 per share expiring on 6/30/04. Each
  Warrants     warrant exercisable for .125 shares of common stock.).......................   $      1,250

     5,000   In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each
  Warrants     warrant exercisable for one share of common stock.).........................              0

     8,000   Terex Corporation Stock Appreciation Rights (Expiring on 5/15/02).............        128,000
    Rights

     6,000   United International Holdings (Exercise price of $15 per share expiring on
  Warrants     11/15/99. Each warrant exercisable for 4.535 shares of common stock.).......         72,000


     3,000   Wireless One Inc. (Exercise price of $11.55 per share. Each warrant
  Warrants     exercisable for one share of common stock.).................................          3,000
                                                                                              ------------
             Total Warrants & Rights (cost $152,964).......................................        204,250
                                                                                              ------------

PRINCIPAL
  AMOUNT
  (000)      Repurchase Agreement  -- 2.1%
----------------------------------------------------------------------------------------------------------
             Merrill Lynch, 5.60%, cost $4,657,000 dated 2/27/98, $4,659,173 due 3/02/98,
               (collateralized by $4,690,000 U.S. Treasury Notes, 5.625%, due 11/30/98,
   $ 4,657     valued at $4,754,488).......................................................      4,657,000
                                                                                              ------------

             Total Investments  -- 135.0% (cost $281,176,084)..............................    294,297,993
                                                                                              ------------

             Liabilities in Excess of Other Assets  -- (35.0%).............................    (76,286,555)
                                                                                              ------------
             Net Assets  -- 100.0%
               (equivalent to $15.00 per share on 14,535,853 common shares outstanding)....   $218,011,438
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments (concluded)
February 27, 1998 (unaudited)

--------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 (C) All or a portion of the security is segregated as collateral pursuant to a loan agreement.

 (D) Each unit is comprised of a $1,000 par Senior Note due 3/01/08 and 5 warrants, each warrant to purchase 7.76 shares of common stock.

 (P) Each unit is comprised of a $1,000 par Senior Note due 8/01/08 and a warrant to purchase 1.9 shares of common stock at $23 per share expiring 8/01/07.

 (W) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (X) Payment-in-kind security for which all or part of the income earned is capitalized as additional principal.

 (Y) Portion of income earned is capitalized as Russia Interest in Arrears
     Notes.

 @ Each unit is comprised of a $1 par 10.75% Senior Debenture Note due 4/01/02 and a 1.50% Supplemental Interest Certificate.

 #   'When and if issued' security.

 ## Securities valued at $13,215,000 as of February 27, 1998 were segregated to be available for the purchase of 'when and if issued' securities with a cost of $791,500.

 (T) Participation interests were acquired through the financial institutions indicated parenthetically.

 (a) Non-income producing securities.

     BOCON -- Bonos De Consolidacion.

     DCB   -- Debt Conversion Bond.

     FLIRB -- Front Loaded Interest Reduction Bond.

     FRB   -- Floating Rate Bond.

     IAB   -- Interest in Arrears Bond.

     IAN   -- Interest in Arrears Note.

     IRB   -- Interest Reduction Bond.

     NMB   -- New Money Bond.

     PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------------
Statement of Assets and Liabilities
February 27, 1998 (unaudited)

ASSETS
Investments, at value (cost -- $281,176,084)..................................................   $294,297,993
Cash..........................................................................................         46,421
Interest receivable...........................................................................      5,645,560
Unamortized organization expenses (Note 2)....................................................         14,767
Prepaid expenses..............................................................................         27,097
                                                                                                 ------------
        Total assets..........................................................................    300,031,838
                                                                                                 ------------
LIABILITIES
Loan payable (Note 5).........................................................................     75,000,000
Payable for investments purchased.............................................................      4,789,160
Accrued interest expense on loan (Note 5).....................................................      1,962,891
Accrued management fee (Note 3)...............................................................        175,997
Accrued audit and tax return preparation fees.................................................         38,353
Accrued custodian expense.....................................................................         23,170
Other accrued expenses........................................................................         30,829
                                                                                                 ------------
        Total liabilities.....................................................................     82,020,400
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, 100,000,000 shares authorized; 14,535,853 shares
  outstanding)................................................................................         14,536
Additional paid-in capital....................................................................    203,017,899
Undistributed net investment income...........................................................        173,845
Accumulated net realized gain on investments..................................................      1,683,249
Net unrealized appreciation on investments....................................................     13,121,909
                                                                                                 ------------
        Net assets............................................................................   $218,011,438
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($218,011,438[div]14,535,853 shares)................................   $      15.00
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------
Statement of Operations
For the Six Months Ended February 27, 1998 (unaudited)

INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $2,763,686).......................                 $ 14,792,887
    EXPENSES
        Interest expense (Note 5)..................................................   $2,361,329
        Management fee (Note 3)....................................................    1,216,933
        Custodian..................................................................       41,521
        Audit and tax services.....................................................       34,520
        Legal......................................................................       27,122
        Transfer agent.............................................................       21,674
        Directors' fees and expenses (Note 3)......................................       16,475
        Listing fee................................................................       11,952
        Amortization of deferred organization expenses (Note 2)....................       10,984
        Printing...................................................................       10,849
        Shareholder annual meeting.................................................        8,384
        Other......................................................................        8,452       3,770,195
                                                                                      ----------    ------------
    Net investment income..........................................................                   11,022,692
                                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Gain on Investments...............................................                    8,012,255
    Change in Net Unrealized Appreciation on Investments...........................                  (11,103,821)
                                                                                                    ------------
    Net realized gain and change in net unrealized appreciation on investments.....                   (3,091,566)
                                                                                                    ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................                 $  7,931,126
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------
Statement of Changes in Net Assets

                                                                                  FOR THE
                                                                             SIX MONTHS ENDED       FOR THE
                                                                               FEBRUARY 27,        YEAR ENDED
                                                                                   1998            AUGUST 31,
                                                                                (UNAUDITED)           1997
--------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.................................................      $ 11,022,692      $ 22,562,401
    Net realized gain on investments......................................         8,012,255        18,834,581
    Change in net unrealized appreciation on investments..................       (11,103,821)       16,819,689
                                                                             -----------------    ------------
    Net increase in net assets from operations............................         7,931,126        58,216,671
                                                                             -----------------    ------------
DIVIDENDS AND DISTRIBUTIONS
    From net investment income............................................       (13,112,480)      (24,879,757)
    From net realized gain................................................       (11,968,385)               --
                                                                             -----------------    ------------
                                                                                 (25,080,865)      (24,879,757)
                                                                             -----------------    ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (28,719 and 0 shares issued)........................................           426,325                --
                                                                             -----------------    ------------
    Total increase (decrease) in net assets...............................       (16,723,414)       33,336,914
                                                                             -----------------    ------------
NET ASSETS
    Beginning of period...................................................       234,734,852       201,397,938
                                                                             -----------------    ------------
    End of period (includes undistributed net investment income of
      $173,845 and $2,263,633, respectively)..............................      $218,011,438      $234,734,852
                                                                             -----------------    ------------

-----------------------
Statement of Cash Flows
For the Six Months Ended February 27, 1998 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities.........................................................   $(236,363,557)
    Proceeds from sales of portfolio securities and principal paydowns........................     254,476,034
    Net purchases of short-term investments...................................................      (1,915,000)
                                                                                                 -------------
                                                                                                    16,197,477
    Net investment income.....................................................................      11,022,692
    Accretion of discount on investments......................................................      (2,763,686)
    Capitalized income on payment-in-kind securities..........................................        (454,018)
    Amortization of organization expenses.....................................................          10,984
    Net change in receivables/payables related to operations..................................         687,067
                                                                                                 -------------
        Net cash provided by operating activities.............................................      24,700,516
                                                                                                 -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid...............................................................     (24,654,540)
                                                                                                 -------------
        Net cash used by financing activities.................................................     (24,654,540)
                                                                                                 -------------
Net increase in cash..........................................................................          45,976
Cash at beginning of period...................................................................             445
                                                                                                 -------------
CASH AT END OF PERIOD.........................................................................   $      46,421
                                                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements
(unaudited)

Note 1. Organization

Global Partners Income Fund Inc. (the 'Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements  (continued)
(unaudited)

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends which exceed net investment income for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the six months ended February 27, 1998, the Fund paid interest expense of $2,430,469.

Note 3. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC (the 'Investment Manager'), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements  (continued)
(unaudited)

shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser'), an indirect wholly-owned subsidiary of Travelers Group Inc. ('Travelers'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at an annual meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At February 27, 1998, the Investment Adviser owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board meeting, $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended February 27, 1998, aggregated $233,395,967 and $245,343,354, respectively. The federal income tax cost basis of the Fund's investments at February 27, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements  (continued)
(unaudited)

to $15,317,940 and $2,196,031, respectively, resulting in net unrealized appreciation for federal income tax purposes of $13,121,909.

In the year ended August 31, 1997, the Fund utilized a capital loss carryforward of $12,899,400 to offset net realized capital gains.

Note 5. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 0.4375% and the maturity date is April 1, 1998. The collateral for the loan was valued at $136,546,476 on February 27, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 150%. The loan was renewed on April 1, 1998 with an interest rate equal to six month LIBOR plus 0.4375% and a maturity date of April 1, 1999.

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 27, 1998 was $30,061,056.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 7. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements (concluded)
(unaudited)

Note 8. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

Note 9. Dividends Subsequent to February 27, 1998

On March 2 and April 1, 1998, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $.11875 per share, payable on March 31 and April 30, 1998, to shareholders of record on March 17 and April 21, 1998, respectively.

----------------------------------------
Selected Quarterly Financial Information (unaudited)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                              (LOSS) & CHANGE
                                                                                             IN NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED*                                                  TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------
May 31, 1996..................................................   $6,347        $.44        $  9,993     $   .69
August 31, 1996...............................................    6,313         .43           6,317         .44
November 30, 1996.............................................    6,038         .42          18,781        1.29
February 28, 1997.............................................    5,658         .39          10,982         .76
May 31, 1997..................................................    5,426         .37          (1,100)       (.07)
August 31, 1997...............................................    5,440         .37           6,991         .48
November 30, 1997.............................................    5,502         .38          (8,712)       (.60)
February 27, 1998.............................................    5,521         .38           5,620         .39
----------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------
Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                       FOR THE
                                   SIX MONTHS ENDED    FOR THE         FOR THE        FOR THE       FOR THE
                                     FEBRUARY 27,     YEAR ENDED     YEAR ENDED      YEAR ENDED   PERIOD ENDED
                                         1998         AUGUST 31,     AUGUST 31,      AUGUST 31,    AUGUST 31,
                                     (UNAUDITED)         1997           1996            1995        1994(A)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period........................       $  16.18        $  13.88       $   11.11       $  12.01      $  14.02
                                       --------       ----------   ---------------   ----------   ------------
Net investment income...........           0.76            1.55            1.70           1.54          0.97
Net realized gain (loss) and
  change in net unrealized
  appreciation (depreciation) on
  investments...................          (0.21)           2.46            2.56          (1.02)        (1.86)
                                       --------       ----------   ---------------   ----------   ------------
Total from investment
  operations....................           0.55            4.01            4.26           0.52         (0.89)
                                       --------       ----------   ---------------   ----------   ------------
Less dividends and distributions
  Dividends from net investment
    income......................          (0.90)          (1.71)          (1.49)         (1.42)        (0.98)
  Distributions from net
    realized gains..............          (0.83)             --              --             --         (0.07)
  Dividends in excess of net
    investment income...........             --              --              --             --         (0.02)
                                       --------       ----------   ---------------   ----------   ------------
Total dividends and
  distributions.................          (1.73)          (1.71)          (1.49)         (1.42)        (1.07)
                                       --------       ----------   ---------------   ----------   ------------
Offering costs on issuance of
  common stock .................             --              --              --             --         (0.05)
                                       --------       ----------   ---------------   ----------   ------------
Net asset value, end of
  period........................       $  15.00        $  16.18       $   13.88       $  11.11      $  12.01
                                       --------       ----------   ---------------   ----------   ------------
Per share market value, end of
  period........................       $14.8125        $15.4375       $   13.25       $ 11.125      $  11.75
Total investment return based on
  market price per share(c).....          7.64%          31.28%          34.22%          8.01%        (9.02%)(b)
Ratios to average net assets:
    Operating expenses..........          1.28%(d)        1.31%           1.32%          1.39%         1.38%(d)
    Interest expense............          2.14%(d)        2.24%           2.87%          3.46%         1.39%(d)
    Total expenses..............          3.42%(d)        3.55%           4.19%          4.85%         2.77%(d)
    Net investment income.......          9.98%(d)       10.14%          13.51%         14.10%         9.05%(d)
    Portfolio turnover rate.....         79.73%         106.79%          91.80%         85.15%        11.71%
    Net assets, end of period
      (000).....................       $218,011        $234,735       $ 201,398       $161,178      $174,252
    Bank loans outstanding, end
      of period (000)...........       $ 75,000        $ 75,000       $  75,000       $ 75,000      $ 75,000
    Weighted average bank loans
      (000).....................       $ 75,000        $ 75,000       $  75,000       $ 75,000      $ 47,272
    Weighted average interest
      rate on bank loans........          6.38%(d)        6.65%           6.99%          7.34%         5.44%(d)
--------------------------------------------------------------------------------------------------------------

 (a) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.

 (b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 (c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. This calculation is not annualized.

 (d) Annualized.

                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer,
     President and Member of the
     Board of Value Advisors LLC and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Smith Barney Inc.
     President, Smith Barney Mutual Fund
     Management Inc.;
     Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

--------
Officers

HEATH B. MCLENDON
     Co-Chairman of the Board

WILLIAM D. CVENGROS
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

NEWTON SCHOTT
     Executive Vice President

PETER J. WILBY
     Executive Vice President

BETH SEMMEL
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

ALAN M. MANDEL
     Treasurer

NOEL B. DAUGHERTY
     Secretary

---------------
Global Partners
Income Fund Inc.
     7 World Trade Center
     New York, New York 10048

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF

--------------------------------------------------------------------------------

                          STATEMENT OF DIFFERENCES
                          ------------------------

The division symbol shall be expressed as............................. [div]